Exhibit 10.30.2




                   [WILLIAMSON, PICKET, GROSS, INC. LETTERHEAD]




March 13, 1996

Ms. Susan J. Hall, CLU
Treasurer
Arista Investors Corp.
116 John Street
New York, New York 10038

RE:  Lease at 116 John Street

Dear Ms. Hall:

     The purpose of this correspondence is to confirm in writing the terms of this agreement as detailed in your letter of March 12, 1996.

     We enjoy your continued tenancy.

Very truly yours,



/s/ Edwin T. Broderick
Edwin T. Broderick
General Counsel



ETB/cmm